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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     August 8, 2000


                              CARMIKE CINEMAS, INC.
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             (Exact name of registrant as specified in its charter)



      DELAWARE                          1-11604                 58-1469127
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      (State or other                 (Commission            (IRS Employer
      jurisdiction of                 File Number)         Identification No.)
      incorporation)



                  1301 FIRST AVENUE, COLUMBUS, GEORGIA                31901
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                (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code            (706) 576-3400
                                                   ---------------------------


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On August 8, 2000, Carmike Cinemas, Inc. (the "Company") and its subsidiaries (Eastwynn Theatres, Inc., Wooden Nickel Pub, Inc. and Military Services, Inc.) filed voluntary petitions for reorganization under chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. No trustee, receiver or examiner has been appointed and the Company is continuing to operate as a debtor-in-possession.

         A press release relating to these matters is attached hereto as Exhibit 99 and incorporated herein in its entirety by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99 -- Press Release dated August 8, 2000.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 CARMIKE CINEMAS, INC.



                                 By:  /s/ F. Lee Champion, III
                                      -----------------------------------------
                                      F. Lee Champion, III
                                      Senior Vice President and General Counsel


DATED:        August 9, 2000


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                                  EXHIBIT INDEX

         Exhibit
         Number                             Description
         ------                             -----------

         99                Press Release dated August 8, 2000.


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